EXHIBIT 99.1

                              CONSULTING AGREEMENT

THIS CONSULTING AGREEMENT, made as of October 2, 1996, by and between COMPOST AMERICA HOLDING COMPANY, INC., a New Jersey corporation, with its corporate offices located at 320 Grand Avenue, Englewood, New Jersey 07631 ("Company"), and ROBERT F. YOUNG, JR., an individual with offices at P.O. Box 295, Ramsey, New Jersey ("Consultant").

                                   WITNESSETH:

Whereas: Consultant is the original owner and developer of the American Soil, Inc. (ASI) outdoor windrow composting facility in Freehold Township, New Jersey. The Company and Consultant have entered into a "Stock Purchase Agreement", an "Amendment to the Stock Purchase Agreement" and a "Second Amendment to the Stock Purchase Agreement" whereby the Company will acquire ASI on or before October 2, 1996;

Whereas: Company desires that the Consultant assist the Company in obtaining certain agreements with Freehold Township and the Consultant is willing to assist the Company to obtain certain agreements from Freehold Township on the terms and conditions herein set forth;

Whereas: Company desires that the Consultant assist the Company in the transition of management control from the Consultant to the Company in an orderly fashion and Consultant is willing to consult with the Company on the terms and conditions hereinafter set forth; and

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, the parties hereto intending to be legally bound hereby agree as follows:

1. Certain Definitions: As used in this Agreement, the following terms shall have the following meanings:

     (a) "Agreement" means this Consulting Agreement, as the same may, from time to time, be amended in accordance with the provisions hereof.

     (b) "Basic Services" - means the collective Work Assignments to be performed by the Consultant under the Scope of Services as provided below.


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     (c) "Company" means and includes Compost America Holding Company, Inc. and all of its subsidiaries and the respective successors and assigns of the Company and such subsidiaries, whether now or hereafter existing.

     (d) "Composting Facility" means any facility other than Company owned facilities, in existence or under development, which competes in any material respect with, or is a reasonable alternative to, any facility, process or service of the Company in the composting business.

     (e) "Customer" means any individual, firm, partnership, corporation, company, joint venture or governmental or military unit or any other entity or any parent, subsidiary or affiliate of any of them which deals in, or is negotiating or has a contract with the Company for the purchase of, any of the Company's products or services.

     (f) "Term" means a three month period from the date hereof through January 2, 1997.

     (g) "Scope of Services" means any specific duties described in Paragraph 3, as may be modified pursuant to Paragraph 5.

     (h) "Secret or Confidential Information" means any unpublished ideas or any compilations of information kept confidential by the Company in the operation of its composting business not known to the public or industry and which gives or can give to the Company an advantage over its competitors, including, by way of illustration but not limitation: engineering drawings, agreements, memoranda, cost and financial data, procedures, customer lists, marketing plans and business forecasts.

     (i) "Work Assignment" means any specific duties identified within the Scope of Services outlined within paragraph 3 herein or any modified duties assigned under paragraph 5 herein.

2. Engagement of Consultant: The Company hereby appoints and engages Consultant as a consultant and advisor with respect to the matters, and for the activities, specified in Paragraph 3 hereof, for the Term set forth in Paragraph 1(f) hereof and for the


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compensation payable as set forth in Paragraph 7 hereof. Consultant hereby accepts the aforesaid appointment and engagement in consideration of the aforesaid compensation.

3. Scope of Services: Throughout the Term of this Agreement, Consultant will assist the Company in seeking to achieve the following primary objectives, as well as perform such additional Work Assignments outlined below:

A. The obtainment of a minimum 20 year lease acceptable to the Company and its underwriter, PaineWebber, from Freehold Township for a 350 - 500 ton per day in-vessel composting facility for source separated organic material on the ASI property;

B. To secure all required local approvals to develop the "Brownfield" Property (directly adjacent to ASI) for compost storage and blending operations;

C. To obtain approval in the form of a duly executed resolution of the Monmouth County Board of Chosen Freeholders of an Amendment to the Monmouth County District Solid Waste Management Plan to authorize a 350 - 500 ton per day in-vessel composting facility for source separated organic material on the ASI property.

During the first 15 days of the Term, the Consultant shall also continue, at the Company's direction, to oversee, during established business hours, all day-to-day activities of managing the ASI facility, including but not limited to, management supervision of existing ASI employees, procurement of materials, contracting, client relations, billing, payroll, accounting, public outreach, and government relations. All management decisions shall be coordinated with the designated on-site Company representative or one of the Company's Vice Presidents. During the Term, the Consultant will also train Company staff to assume full operational responsibility by January 2, 1997.

The Company may give specific work assignments ("Work Assignments") with regard to the Scope of Services orally or in writing to the Consultant during the Term of this Agreement. It shall be the Consultant's responsibility to request clarification of any Work Assignment, if needed.

4. Site of Consultant Services: Consultant's services shall be performed at the ASI Facility, the Consultant's offices or at reasonable meeting locations at the request of the


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Company. Subject to Paragraph 3, the Consultant shall be required to devote the time and skills reasonably necessary to fulfill the obligations of this Agreement as requested by the Company.

5. Modification of Services: The Company and the Consultant by mutual written consent may at any time modify the services specified in a Work Assignment. Modification of services hereunder shall include any change in the services, including expansion or contraction of the services.

6. Cancellation of Work Assignment: The Company may at any time cancel one or more of Consultant's Work Assignments upon seven (7) days prior written notice.

7. Compensation: The Company covenants and agrees to pay Consultant $5,000 per month, in advance on the 1st day of each month (provided that if such date is not a business day, such payment shall be on the next succeeding business day) during the Term for the Scope of Services outlined in Paragraph 3. The payment for October shall be made on the date hereof. The obligation of the Company to make such payments to the Consultant shall be expressly conditioned upon the Consultant having provided the Basic Services.

Should Primary Objective A outlined within Paragraph 3 be achieved within two months after the end of the Term, the Consultant shall receive a bonus payment of $15,000 payable in cash and 10,000 shares of the Company's unrestricted common stock pursuant to a Form S - 8 Registration Statement. Should Primary Objective B outlined within Paragraph 3 be achieved within two months after the end of the Term of this Agreement, the Consultant shall also receive a bonus payment of $15,000 payable in cash and 10,000 shares of the Company's common stock pursuant to a Form S - 8 Registration Statement. Should Primary Objective C outlined within Paragraph 3 be achieved within two months after the end of the Term of this Agreement, the Consultant shall also receive a bonus payment of $15,000 payable in cash and 10,000 shares of the Company's common stock pursuant to a Form S - 8 Registration Statement. All payments described in this paragraph shall be paid within five business days after the applicable primary objective has been achieved.

The Company also agrees to provide health coverage to the Consultant over a six month period from October 2, 1996 - April 2, 1997. Said coverage shall be a continuation of


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the health plan covering employees of ASI at the present time, which includes the Consultant.

In the event the Company wishes to engage the Consultant in services above and beyond the Term of this Agreement, the Company agrees to compensate the Consultant at a rate of $100 per hour and upon mutual agreement some or all of said compensation may be converted into unregistered common stock of the Company at the market value of the registered shares of the Company less the 35% discount. This stock shall be the same class and have the same rights as that of the stock owned on the date hereof by Officers and Directors of the Company.

At the request of the Consultant, the Company also agrees to financially support the Cornell College of Art, Architecture and Planning's research efforts in composting. The Company agrees to pay $15,000 in cash each year for a term of three years to the Cornell College of Art, Architecture and Planning to support the Consultant, who serves as Director of the College's "Green Cities Program". The Company shall be afforded input into the Green Cities Program which shall include the advancement of composting as a component of integrated materials management to the benefit of Cornell University, the Company, the Consultant and the Green Cities Program. The Company will make annual payments of $15,000 in cash beginning on the date hereof and thereafter on August 1, 1997 and August 1, 1998 to the Cornell College of Art, Architecture and Planning.

8. Expenses: During the Term of this Agreement, the Company shall, from time to time, pay or promptly reimburse Consultant for all travel, lodging, meals, entertainment, telephone, office and other out-of-pocket expenses paid or incurred by Consultant, not to exceed $1,500 per month, in the performance of his activities, responsibilities and services hereunder, upon presentation of expense statements, vouchers, receipts and other evidence of such expenses. This reimbursement shall occur on the last business day of each month for all expense statements submitted for the prior month.

9. Right of First Refusal: Consultant agrees to provide the Company with a right of first refusal for one year commencing on the date hereof for the development of new composting facilities which the Consultant identifies in his day-to-day business activities. The Company shall compensate the Consultant for identifying and notifying the Company of such development opportunities on a case-by-case negotiated basis.


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ASI has, since the signing of the Stock Purchase Agreement, received a grant from New York State for the development and planning of new composting capacity in New York State. The Consultant shall have all rights to any funds paid by New York State pursuant to this grant. If any funds shall be paid to ASI or the Company pursuant to this grant, the Company shall hold, and the Company shall cause ASI to hold, such funds in trust for Consultant, segregated from other funds of the Company and ASI, and shall, forthwith upon receipt of such funds, turn such funds over, or cause such funds to be turned over, to Consultant.

10. Independent Contractor: Consultant shall, at all times, be an independent contractor hereunder, and not a co-venturer, agent, employee or representative of the Company. Consultant is fully responsible for the direction, completion and supervision of any services performed, but shall consult at least weekly with the Company regarding the status of Work Assignments, including any problems which could result in a change in the capability or marketability of the final product.

11. Confidentiality: Consultant will not disclose any Secret or Confidential Information to any other person or legal entity unless disclosure is required by law or court order. The provisions of this Paragraph shall survive the termination of this Agreement for a period of one-year.

12. Property and Proprietary Rights: The tangible products and work product resulting from Consultant's services to the Company pursuant to this Agreement are hereby assigned and shall belong exclusively to the Company. The Company shall have the exclusive right to obtain patents, copyrights, registrations and such other proprietary protection as it wishes. Consultant acknowledges and agrees that all of Consultant's designs, writings or works of authorship, and any documents produced, resulting from Consultant's services to the Company developed or authored by Consultant during the Term of this Agreement, are "works-for-hire" and the property of the Company, including, without limitation, any copyrights pertaining thereto. In the event it is determined that any such writings or works of authorship are not "works-for-hire", Consultant hereby assigns to the Company all Consultant's right, title and interest, including all rights of copyright, in such writings or works of authorship to the Company. Consultant agrees to cooperate with the Company in perfecting any such assignment of rights.


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13. Supplied Information: Any data or other materials furnished by the Company to the Consultant in connection with the Consultant's services under this Agreement shall remain the sole property of the Company. Within thirty (30) days of termination of this Agreement and upon receipt by Consultant of payment in full for services performed hereunder, Consultant shall return to the Company all data and other materials furnished to him or his staff by the Company.

14. Severability: The provisions of this Agreement shall be severable, and if any part of any provision shall be held invalid or unenforceable, or any separate covenant contained in any provision is held to be unduly restrictive and void by a final decision of any court or other tribunal of competent jurisdiction, such part, covenant or provision shall be construed or limited in scope to give it maximum lawful validity, and the remaining provisions of this Agreement shall nonetheless remain in full force and effect.

15. Entire Agreement: This Agreement contains the entire agreement of the parties relative to the services provided during the Term, superseding and terminating all prior agreements or understandings (other than the "Stock Purchase Agreement", the "Amendment to the Stock Purchase Agreement", or the "Second Amendment to the Stock Purchase Agreement"), whether oral or written, between the parties hereto relative to the services provided during the Term, and this Agreement may not be extended, amended, modified or supplemented without the prior written consent of the parties hereto.

16. Waivers: Any waiver of the performance of the terms or provisions of this Agreement shall be effective only if in writing and signed by the party against whom such waiver is to be enforced. The failure of either party to exercise any of his or its rights under this Agreement or to require the performance of any term or provision of this Agreement, or the waiver by either party of any breach of this Agreement, shall not prevent a subsequent exercise or enforcement of such rights or be deemed a waiver of any subsequent breach of the same or any other term or provision of this Agreement.

17. Notices: Any notice required or permitted to be given under this Agreement shall be in writing and shall be deemed given when personally delivered or sent by registered or certified mail, postage prepaid, return receipt requested, to the respective addresses of the parties hereto as set forth above or to such other address as either party may designate by notice to the other party given as herein provided.


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18. Assignment: This Agreement shall inure to the benefit of and shall be binding upon the successors, heirs and legal representatives of each of the parties. The Company may assign this Agreement to any other entity within the Company or to any successor in interest only with the prior written consent of the Consultant.

19. Governing Law: This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New Jersey.

20. Choice of Forum and Limitations: Any action to resolve any dispute under this Agreement may be brought only in a court of competent jurisdiction in the State of New Jersey. No action arising from a dispute based on this Agreement may be brought more than one (1) year after the cause of action has accrued.

21. Termination: Except as otherwise provided herein, upon the occurrence of any breach of this Agreement by the Company or Consultant which remains uncured for a period of thirty (30) days following written notice of the breach from the other party, the party making such notification has the right to terminate this Agreement. In the event of a termination of this Agreement by the Company pursuant to this Paragraph, the Company shall have the right, in addition to all of its other rights, to require Consultant to deliver to the Company all of Consultant's work in progress being developed by Consultant pursuant to this Agreement. Any termination pursuant to this paragraph shall have the sole effect of terminating (a) the Company's obligation to make payments pursuant to the first paragraph of Paragraph 7 for any portion of Basic Services not yet performed and (b) the Consultant's obligations to perform the Basic Services and to work toward achieving the goals set forth in Paragraph 3(A), 3(B) and 3(C). All other obligations under this Agreement shall survive any such termination.

22. Force Majeure: Neither party shall be deemed in default of this Agreement to the extent that performance of their obligations or attempts to cure any breach are delayed or prevented by reason of any act of God, fire, natural disaster, accident, act of government, shortages of material or supplies or any other cause beyond the control of such party ("Force Majeure"), provided that such party gives the other party written notice thereof promptly and, in any event, within 10 days of discovery thereof and uses its good faith efforts to cure the breach. In the event of such a Force Majeure, the time


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for performance or cure shall be extended for a period equal to the duration of the Force Majeure but not in excess of two (2) months.

23. Right to Sign: The Company and Consultant executing this Agreement warrant and represent that each party is duly authorized to enter and execute this Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.


                      COMPOST AMERICA HOLDING COMPANY, INC.


                                       BY: /s/ Roger E. Tuttle
                                          -----------------------------------
                                          Roger E. Tuttle, President



                                       BY: /s/ Robert E. Wortmann
                                          -----------------------------------
                                          Robert E. Wortmann, Secretary



                                   CONSULTANT



                                       BY: /s/ Robert F. Young, Jr.
                                          -----------------------------------
                                          Robert F. Young, Jr.


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